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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of the earliest event reported)
                                  March 1, 2001


                       PLAY BY PLAY TOYS & NOVELTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Texas                    0-26374                  74-2623760
 (State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)          Identification No.)


                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

        On March 1, 2001, Play By Play Toys & Novelties, Inc. (the "Company") announced that Tomas Duran, who has been affiliated with the Company for several years in various capacities, has been named Chief Executive Officer. Arturo G. Torres, formerly Chief Executive Officer, will remain as Chairman of the Board.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits

   99.3 Press Release dated March 1, 2001 by Play By Play Toys & Novelties, Inc. regarding the appointment of Tomas Duran as Chief Executive Officer.

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                                INDEX TO EXHIBITS


 NUMBER                         DESCRIPTION OF EXHIBITS

   99.3* Press Release dated March 1, 2001 by Play By Play Toys & Novelties,
         Inc. regarding the appointment of Tomas Duran as Chief Executive
         Officer.




* Included herewith

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 1st day of March 2001.


                                   PLAY BY PLAY TOYS & NOVELTIES, INC.

                                   By: /s/ JOE M. GUERRA
                                       -------------------------------
                                           Joe M. Guerra
                                           CHIEF FINANCIAL OFFICER AND TREASURER

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